UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22029

Dow 30sm Enhanced Premium & Income Fund Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments
Closed-End Funds

Seeking to provide a high level of after-tax total return.

Annual Report

December 31, 2011

NASDAQ Premium
Income & Growth
Fund Inc.

QQQX

Dow 30SM Premium &
Dividend Income
Fund Inc.

DPD

Dow 30SM Enhanced
Premium & Income
Fund Inc.

DPO

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Share Distribution and Price Information	9

Performance Overviews	11

Report of Independent Registered Public Accounting Firm	14

Portfolios of Investments	15

Statement of Assets and Liabilities	31

Statement of Operations	32

Statement of Changes in Net Assets	33

Financial Highlights	34

Notes to Financial Statements	36

Annual Investment Management Agreement Approval Process	48

Board Members & Officers	49

Reinvest Automatically, Easily and Conveniently	54

Glossary of Terms Used in this Report	56

Additional Fund Information	59

Chairman's
Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor's long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
February 22, 2012

Nuveen Investments

Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

NASDAQ Premium Income & Growth Fund Inc. (QQQX)
Dow 30SM Premium & Dividend Income Fund Inc. (DPD)
Dow 30SM Enhanced Premium & Income Fund Inc. (DPO)

The Funds are managed by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. On November 22, 2011, the sub-advisory agreements for these three Funds were transferred to Nuveen Asset Management, LLC from its affiliate, Nuveen HydePark Group, LLC, as part of an internal reorganization. There were no changes to any of the Funds' investment objectives, portfolio management teams or strategies as a result of this reorganization. Keith Hembre, CFA, David Friar and James Colon, CFA, manage the portfolios. Here the team talks about economic and market conditions, their management strategies and the performance of the Funds for the twelve-months ended December 31, 2011.

What were the general market conditions for the reporting period?

During this period, the U.S. economy continued to recover from the recent recession, but progress remained slow. The country's gross domestic product (GDP) grew in 2011, but at a slower rate than 2010 (1.7% vs. 3.0%). The unemployment picture showed some improvement, with the national unemployment rate standing at 8.5% as of December 2011, compared with 9.4% one year earlier. However, the housing market continued to be a weak spot. For the twelve months ended November 2011 (the most recent data available at the time this report was prepared), the average home price in the Standard & Poor's (S&P)/Case-Shiller Index lost 1.3%, with 18 of the 20 major metropolitan areas reporting lower values. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and efforts to reduce the federal deficit.

In an attempt to improve the overall economic environment, the Federal Reserve (Fed) continued to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. In January 2012 (following the close of this reporting period), the central bank stated that economic conditions would likely warrant maintaining this low rate through 2014. The Fed also implemented a program to extend the average maturity of its U.S. Treasury holdings by purchasing $400 billion of these securities with maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed expects to complete by the end of June 2012, are to lower longer-term interest rates, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed's mandates of maximum employment and price stability.

Nuveen Investments

The U.S. equity markets experienced periods of extreme volatility over the twelve-month reporting period, and posted mixed results for the full year. The Dow Jones Industrial Average gained 8.38% in 2011, and the broader S&P 500 Index ended the year up 2.11%. The NASDAQ Composite Index finished in the red, slipping 0.83% during 2011, while the NASDAQ-100 Index was up 2.70%.

What key strategies were used to manage the Funds during this reporting period?

Each Fund pursues a two-part investment strategy, consisting of an equity strategy and an option overlay strategy.

QQQX's core equity strategy is to invest in an optimized portfolio of equities designed to track the price movement of the NASDAQ-100 Stock Index, a market cap weighted index.The option overlay is designed to provide incremental cash flow and serve as a risk management strategy by lowering the overall beta of the Fund. Index call options are written on approximately 30-50% of the Fund's net asset value.

DPD's core equity strategy is to invest in a portfolio of equities designed to track the price movement of the Dow Jones Industrial Average (DJIA). As the DJIA is a price weighted index, this is accomplished by holding an equal number of shares in each index constituent. The option overlay is designed to provide incremental cash flow and serve as a risk management strategy by lowering the overall beta of the Fund. Call options are written on all the stocks held in the portfolio, generally on a pro-rata basis, between 40%-60% of the notional equity exposure.

DPO's core equity strategy is to invest in a portfolio of equities designed to track the price movement of the DJIA. Total exposure to the equity strategy is augmented by the purchase of other securities or financial instruments, primarily swap contracts, designed to provide additional investment exposure (i.e. leverage) to the return of the DJIA stocks. The option overlay is designed to provide incremental cash flow and serve as a risk management strategy by lowering the overall beta of the Fund. Call options are written on all the stocks held in the portfolio, generally on a pro-rata basis. The overlay percentage is typically between 40%-60% of the total notional exposure of each of the underlying stocks within the portfolio.

Nuveen Investments

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page for your Fund in this report.

*  Since inception returns for QQQX and its comparative index are from 1/30/07, for DPD and its comparative average are from 4/29/05, and for DPO and its comparative average are from 5/30/07.

**  Refer to Glossary of Terms Used in this Report for definitions.

How did the Funds perform over this twelve-month period?

The performance of the Funds, as well as for comparative indexes, is presented in the accompanying table.

Average Annual Total Returns on Net Asset Value

For periods ended 12/31/11

Fund	1-Year	5-Year	Since Inception*
QQQX	4.82%	N/A	11.75%
NASDAQ-100 Index**	2.70%	N/A	5.17%
DPD	7.27%	3.31%	15.67%
Dow Jones Industrial Average (DJIA)**	8.38%	2.37%	5.50%
DPO	9.75%	N/A	14.37%
Dow Jones Industrial Average (DJIA)**	8.38%	N/A	0.39%

For the twelve-month period ended December 31, 2011, QQQX and DPO outperformed their comparative indexes, while DPD underperformed its benchmark.

QQQX seeks to dampen the beta of the overall portfolio by selling call options on a percentage of the Fund's net asset value. This strategy provides incremental cash flow to the Fund, and also allows the Fund to participate in any equity market rally for the portion of the Fund's assets that are not included in the call overwrite, typically an amount corresponding to between 50% and 70% of the Fund's assets. Those portions of the Fund subject to the overwrite have their upside potential capped at the amount of premium received for the option. The downside is buffered by the amount of the cash flow premium received. In flat or declining markets, the option premium can enhance total returns relative to the benchmark. In rising markets, the options can hurt the Funds total return relative to the benchmark. The reporting period was marked by an essentially flat market, with high volatility. As a result, the Fund outperformed for the period.

The equity portfolio of DPD is constructed to substantially replicate the securities in the DJIA, and therefore the Fund's performance is expected to be very similar to this measure. As described previously, the Fund seeks to dampen the beta of the overall portfolio by selling call options on a pro-rata percentage of each security held in the portfolio. The options sold provide incremental cash flow in exchange for giving up the potential upside of each stock above the options strike price. The downside is buffered by the amount of the cash flow premium received. In flat or declining markets, the option premium can enhance total returns relative to the benchmark. In rising markets, the options can hurt the Fund's total return relative to the benchmark. During the reporting period the DJIA rose modestly. As a result, the Fund underperformed for the period.

DPO seeks to dampen the beta of the overall portfolio by selling call options on a pro-rata percentage of each name held in the portfolio. The options sold provide incremental cash flow in exchange for giving up the potential upside of each stock above the options strike price. The downside is buffered by the amount of the cash flow premium received. In flat or declining markets, the option premium can enhance total returns

Nuveen Investments

relative to the benchmark. In rising markets, the options can hurt the Funds total return relative to the benchmark. The Fund also invested in swaps that receive the total return of the DJIA while paying a floating rate of interest; adding leverage and equity exposure to the Fund. During the reporting period the DJIA rose modestly. As a result of its extra market exposure due to leverage, the Fund slightly outperformed the benchmark.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment Risk. The possible loss of the entire principal amount that you invest.

Price Risk. Shares of closed-end investment companies like the Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Call Option Risk. The value of call options sold (written) by the Funds will fluctuate. The Funds may not participate in any appreciation of their equity portfolios as fully as they would if the Funds did not sell call options. In addition, the Funds will continue to bear the risk of declines in the value of the equity portfolios.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Index Call Option Risk. Because index options are settled in cash, sellers of index call options, such as the Funds, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities.

Leverage Risk. The Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price, distributions and returns. There is no assurance that a Fund's leveraging strategy will be successful.

Nuveen Investments

Share Distribution
and Price Information

Distribution Information

The following information regarding each Fund's distributions is current as of December 31, 2011, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

During the twelve-month reporting period, QQQX decreased its quarterly distribution to shareholders during September. Effective January 1, 2011, DPD and DPO began paying distributions to shareholders quarterly, with their first quarterly distributions payable to shareholders during April 2011. DPD and DPO decreased their quarterly distributions to shareholders during September and December. Some of the important factors affecting the amount and composition of these distributions are summarized below.

Each Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  Each Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund's past or future investment performance from its current distribution rate.

•  Actual returns will differ from projected long-term returns (and therefore a Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of a Fund's capital. When a Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when a Fund's return falls short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset

Nuveen Investments

during other time periods over the life of your investment (previous or subsequent) when a Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on a Fund's performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time distributions are paid may differ from both the tax information reported to you in your Fund's IRS From 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding each Fund's distributions and total return performance for the fiscal year ended December 31, 2011. This information is intended to help you better understand whether the Funds' returns for the specified time period were sufficient to meet each Fund's distributions.

As of 12/31/11	QQQX	DPD	DPO
Inception date	1/30/07	4/29/05	5/30/07
Fiscal year (calendar year) ended December 31, 2011:
Per share distribution:
From net investment income	$0.47	$0.30	$0.71
From long-term capital gains	0.77	0.00	0.00
From short-term capital gains	0.00	0.00	0.00
Return of capital	0.00	0.86	0.25
Total per share distribution	$1.24	$1.16	$0.96
Distribution rate on NAV	8.79%	8.15%	8.74%
Average annual total returns:
1-Year on NAV	4.82%	7.27%	9.75%
5-Year on NAV	N/A	3.31%	N/A
Since inception on NAV	4.64%	5.59%	1.10%

Share Repurchases and Price Information

As of December 31, 2011, and since the inception of the Funds' repurchase programs, QQQX, DPD and DPO have not repurchased any of their outstanding shares.

At December 31, 2011, the Funds' share prices were trading at (-) discounts relative to their NAVs as shown in the accompanying table.

Fund	12/31/11 (-) Discount	Twelve-Month Average (-) Discount
QQQX	-7.65%	-3.85%
DPD	-7.80%	-2.21%
DPO	-7.55%	-1.93%

Nuveen Investments

QQQX

Performance

OVERVIEW

(Unaudited)

NASDAQ Premium Income & Growth Fund Inc.

  as of December 31, 2011

Portfolio Allocation (as a % of total investments)2,3

2010-2011 Quarterly Distributions Per Share

Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  Holdings are subject to change.

3  Excluding investments in derivatives.

Fund Snapshot

Share Price	$13.03
Net Asset Value (NAV)	$14.11
Premium/(Discount) to NAV	-7.65%
Current Distribution Rate[1]	9.27%
Net Assets Applicable to Common Shares ($000)	$260,176

Average Annual Total Returns

(Inception 1/30/07)

	On Share Price	On NAV
1-Year	0.91%	4.82%
Since Inception	2.61%	4.64%

Portfolio Composition

(as a % of total investments)2,3

Computers & Peripherals	17.8%
Software	16.9%
Internet Software & Services	10.9%
Semiconductors & Equipment	9.2%
Communications Equipment	8.1%
Media	5.9%
Biotechnology	5.2%
Internet & Catalog Retail	4.6%
Specialty Retail	2.1%
IT Services	2.1%
Pharmaceuticals	2.1%
Hotels, Restaurants & Leisure	1.7%
Other	13.4%

Nuveen Investments

Fund Snapshot

Share Price	$13.12
Net Asset Value (NAV)	$14.23
Premium/(Discount) to NAV	-7.80%
Current Distribution Rate[1]	8.11%
Net Assets Applicable to Common Shares ($000)	$171,003

Average Annual Total Returns

(Inception 4/29/05)

	On Share Price	On NAV
1-Year	-1.86%	7.27%
5-Year	0.81%	3.31%
Since Inception	3.61%	5.59%

Portfolio Composition

(as a % of total investments)2,3

Oil, Gas, & Consumable Fuels	11.7%
IT Services	11.3%
Aerospace & Defense	9.0%
Pharmaceuticals	7.6%
Hotels, Restaurants & Leisure	6.1%
Industrial Conglomerates	6.1%
Machinery	5.5%
Diversified Telecommunication Services	4.3%
Beverages	4.3%
Household Products	4.1%
Food & Staples Retailing	3.7%
Insurance	3.6%
Consumer Finance	2.9%
Chemicals	2.8%
Specialty Retail	2.6%
Short-Term Investments	1.1%
Other	13.3%

DPD

Performance

OVERVIEW

(Unaudited)

Dow 30SM Premium & Dividend Income Fund Inc.

  as of December 31, 2011

Portfolio Allocation (as a % of total investments)2,3

2010-2011 Distributions Per Share4

Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  Holdings are subject to change.

3  Excluding investments in derivatives.

4  Effective January 1, 2011, the Fund began paying distributions to shareholders quarterly, with its first distribution of $.3090 per share payable April 1, 2011.

Nuveen Investments

DPO

Performance

OVERVIEW

(Unaudited)

Dow 30SM Enhanced Premium & Income Fund Inc.

  as of December 31, 2011

Portfolio Allocation (as a % of total investments)2,3

2010-2011 Distributions Per Share4

Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  Holdings are subject to change.

3  Excluding investments in derivatives.

4  Effective January 1, 2011, the Fund began paying distributions to shareholders quarterly, with its first distribution of $.2550 per share payable April 1, 2011.

Fund Snapshot

Share Price	$10.16
Net Asset Value (NAV)	$10.99
Premium/(Discount) to NAV	-7.55%
Current Distribution Rate[1]	8.58%
Net Assets Applicable to Common Shares ($000)	$306,134

Average Annual Total Returns

(Inception 5/30/07)

	On Share Price	On NAV
1-Year	7.02%	9.75%
Since Inception	-1.64%	1.10%

Portfolio Composition

(as a % of total investments)2,3

Oil, Gas, & Consumable Fuels	11.6%
IT Services	11.1%
Aerospace & Defense	8.9%
Pharmaceuticals	7.6%
Industrial Conglomerates	5.7%
Machinery	5.5%
Hotels, Restaurants & Leisure	5.4%
Diversified Telecommunication Services	4.3%
Beverages	4.2%
Household Products	4.0%
Food & Staples Retailing	3.6%
Insurance	3.6%
Consumer Finance	2.8%
Chemicals	2.8%
Specialty Retail	2.5%
Diversified Financial Services	2.3%
Short-Term Investments	3.4%
Other	10.7%

Nuveen Investments

Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
NASDAQ Premium Income & Growth Fund Inc.
Dow 30SM Premium & Dividend Income Fund Inc.
Dow 30SM Enhanced Premium & Income Fund Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NASDAQ Premium Income & Growth Fund Inc., Dow 30SM Premium & Dividend Income Fund Inc. and Dow 30SM Enhanced Premium & Income Fund Inc. (hereinafter referred to as the "Funds") at December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of two years in the period then ended, and the financial highlights for the three years ended December 31, 2011, 2010 and 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the periods ended December 31, 2008 and prior, were audited by other independent auditors whose reports, dated February 27, 2009 for NASDAQ Premium Income & Growth Fund Inc., Dow 30SM Premium & Dividend Income Fund Inc. and Dow 30SM Enhanced Premium & Income Fund Inc. expressed unqualified opinions on those statements.

PricewaterhouseCoopers LLP

Chicago, IL
February 28, 2012

Nuveen Investments

QQQX

NASDAQ Premium Income & Growth Fund Inc.

Portfolio of INVESTMENTS

  December 31, 2011

Shares	Description (1)	Value
	Common Stocks – 101.2%
	Aerospace & Defense – 0.7%
8,234	General Dynamics Corporation	$546,820
2,843	Lockheed Martin Corporation	229,999
2,019	Precision Castparts Corporation	332,711
8,828	United Technologies Corporation	645,239
	Total Aerospace & Defense	1,754,769
	Air Freight & Logistics – 0.3%
2,768	FedEx Corporation	231,156
8,274	United Parcel Service, Inc., Class B	605,574
4,069	UTI Worldwide, Inc.	54,077
	Total Air Freight & Logistics	890,807
	Airlines – 0.1%
6,915	Ryanair Holdings PLC	192,652
4,059	Southwest Airlines Co.	34,745
	Total Airlines	227,397
	Auto Components – 0.3%
1,406	Autoliv Inc.	75,207
1,182	BorgWarner Inc., (2)	75,341
10,993	Gentex Corporation	325,283
1,182	Johnson Controls, Inc.	36,949
4,227	Lear Corporation	168,235
	Total Auto Components	681,015
	Automobiles – 0.0%
1,370	Tesla Motors Inc.	39,127
2,084	Thor Industries, Inc.	57,164
	Total Automobiles	96,291
	Beverages – 0.3%
2,965	Brown-Forman Corporation	238,712
3,149	Hansen Natural Corporation, (2)	290,149
1,705	PepsiCo, Inc.	113,127
	Total Beverages	641,988
	Biotechnology – 5.3%
14,421	Alkermes Inc.	250,349
11,958	Amylin Pharmaceuticals Inc.	136,082
11,732	BioMarin Pharmaceutical Inc.	403,346
65,433	Celgene Corporation, (2)	4,423,271
9,456	Cubist Pharmaceuticals Inc.	374,647
3,182	Dendreon Corporation, (2)	24,183
2,256	Emergent BioSolutions, Inc.	37,991
3,162	Enzon Inc.	21,185
2,955	Exelixis, Inc.	13,992
3,743	Genomic Health, Inc.	95,035
24,340	Geron Corporation	36,023

Nuveen Investments

QQQX

NASDAQ Premium Income & Growth Fund Inc. (continued)

Portfolio of INVESTMENTS December 31, 2011

Shares	Description (1)	Value
	Biotechnology (continued)
120,884	Gilead Sciences, Inc., (2)	$4,947,782
28,147	Grifols SA	155,658
5,317	Halozyme Therapeutics, Inc.	50,565
5,388	Human Genome Sciences, Inc.	39,817
6,049	Immunogen, Inc.	70,047
9,571	Incyte Pharmaceuticals Inc., (2)	143,661
872	Intermune, Inc.	10,987
10,136	ISIS Pharmaceuticals, Inc.	73,081
36,642	Lexicon Genetics, Inc.	47,268
7,053	MannKind Corporation	17,633
13,081	Micromet, Inc.	94,052
12,904	Myriad Genentics Inc., (2)	270,210
5,158	Onyx Pharmaceuticals Inc.	226,694
4,703	Opko Health Inc.	23,045
5,683	Regeneron Pharmaceuticals, Inc.	315,009
12,177	Seattle Genetics, Inc.	203,539
1,291	Targacept, Inc.	7,191
3,054	Theravance Inc.	67,493
6,117	United Therapeutics Corporation, (2)	289,028
25,630	Vertex Pharmaceuticals Inc., (2)	851,172
	Total Biotechnology	13,720,036
	Capital Markets – 0.3%
409	Affiliated Managers Group Inc., (2)	39,244
1,498	Franklin Resources, Inc.	143,898
11,627	SEI Investments Company	201,728
5,883	T. Rowe Price Group Inc.	335,037
5,152	TD Ameritrade Holding Corporation	80,629
	Total Capital Markets	800,536
	Chemicals – 0.4%
2,138	Air Products & Chemicals Inc.	182,136
5,970	Ecolab Inc.	345,126
7,810	Methanex Corporation	178,224
1,163	Monsanto Company	81,491
3,448	Praxair, Inc.	368,591
	Total Chemicals	1,155,568
	Commercial Services & Supplies – 0.5%
3,842	Cintas Corporation	133,740
2,581	Copart Inc.	123,604
2,670	Iron Mountain Inc.	82,236
7,605	KAR Auction Services Inc.	102,668
1,951	Republic Services, Inc.	53,750
3,753	Rollins Inc.	83,392
9,973	Tetra Tech, Inc.	215,317
3,738	United Stationers, Inc.	121,709
4,788	Waste Connections Inc.	158,674
9,417	Waste Management, Inc.	308,030
	Total Commercial Services & Supplies	1,383,120
	Communications Equipment – 8.2%
1,419	ADTRAN, Inc.	42,797
2,808	Arris Group Inc.	30,383
604,206	Cisco Systems, Inc.	10,924,044
21,858	LM Ericsson Telefonaktiebolget, Sponsored ADR	221,422
184,022	QUALCOMM, Inc.	10,066,003
10,352	Tellabs Inc.	41,822
	Total Communications Equipment	21,326,471

Nuveen Investments

Shares	Description (1)	Value
	Computers & Peripherals – 18.0%
99,420	Apple, Inc., (2), (3)	$40,265,100
216,218	Dell Inc., (2)	3,163,269
8,806	EMC Corporation, (2)	189,681
10,243	Hewlett-Packard Company	263,860
4,837	Logitech International SA	37,632
45,084	Network Appliance Inc., (2)	1,635,197
24,822	SanDisk Corporation, (2)	1,221,491
	Total Computers & Peripherals	46,776,230
	Containers & Packaging – 0.1%
3,876	Silgan Holdings, Inc.	149,769
	Distributors – 0.2%
20,235	LKQ Corporation	608,669
	Diversified Consumer Services – 0.2%
5,783	Career Education Corporation, (2)	46,091
3,940	Education Management Corporation	110,281
1,676	ITT Educational Services, Inc., (2)	95,348
1,285	Strayer Education Inc.	124,889
1,212	Weight Watcher's International Inc.	66,672
	Total Diversified Consumer Services	443,281
	Diversified Financial Services – 0.1%
1,389	Moody's Corporation	46,782
3,537	MSCI Inc., Class A Shares	116,473
	Total Diversified Financial Services	163,255
	Diversified Telecommunication Services – 0.3%
11,623	AT&T Inc.	351,480
12,086	Verizon Communications Inc.	484,890
4,072	Windstream Corporation	47,805
	Total Diversified Telecommunication Services	884,175
	Electronic Equipment & Instruments – 0.3%
995	Amphenol Corporation, Class A	45,163
3,675	Arrow Electronics, Inc., (2)	137,482
5,960	Avnet Inc., (2)	185,296
13,756	National Instruments Corporation	356,968
1,870	Plexus Corporation	51,201
	Total Electronic Equipment & Instruments	776,110
	Food & Staples Retailing – 1.4%
2,453	Casey's General Stores, Inc.	126,354
5,132	CVS Caremark Corporation	209,283
1,862	Fresh Market Inc.	74,294
20,370	Kroger Co.	493,361
1,050	PriceSmart, Inc.	73,070
14,549	Safeway Inc.	306,111
14,234	Walgreen Co.	470,576
32,574	Wal-Mart Stores, Inc.	1,946,622
1,360	Weis Markets Inc.	54,318
	Total Food & Staples Retailing	3,753,989

Nuveen Investments

QQQX

NASDAQ Premium Income & Growth Fund Inc. (continued)

Portfolio of INVESTMENTS December 31, 2011

Shares	Description (1)	Value
	Health Care Equipment & Supplies – 0.7%
4,453	Baxter International, Inc.	$220,334
2,926	Becton, Dickinson and Company	218,631
7,605	Boston Scientific Corporation, (2)	40,611
1,655	C. R. Bard, Inc.	141,503
6,787	Covidien PLC	305,483
1,123	Idexx Labs Inc.	86,426
9,210	Medtronic, Inc.	352,283
2,552	Saint Jude Medical Inc.	87,534
3,714	Stryker Corporation	184,623
1,202	Varian Medical Systems, Inc., (2)	80,690
2,561	Zimmer Holdings, Inc.	136,809
	Total Health Care Equipment & Supplies	1,854,927
	Health Care Providers & Services – 1.5%
1,080	Accretive Health Inc.	24,818
7,890	AmerisourceBergen Corporation	293,429
7,457	Cardinal Health, Inc.	302,829
63,658	Express Scripts, Inc., (2)	2,844,876
5,773	McKesson HBOC Inc.	449,774
1,606	Patterson Companies, Inc.	47,409
	Total Health Care Providers & Services	3,963,135
	Health Care Technology – 0.3%
8,481	Allscripts Healthcare Solutions Inc.	160,630
13,136	Quality Systems Inc.	485,901
1,584	SXC Health Solutions Corporation, (2)	89,464
	Total Health Care Technology	735,995
	Hotels, Restaurants & Leisure – 1.7%
690	Carnival Corporation, ADR	22,522
3,330	Cheesecake Factory Inc.	97,736
2,690	Darden Restaurants, Inc.	122,610
13,940	McDonald's Corporation	1,398,600
1,773	Panera Bread Company, (2)	250,791
13,593	Wynn Resorts Ltd	1,501,891
16,361	YUM! Brands, Inc.	965,463
	Total Hotels, Restaurants & Leisure	4,359,613
	Household Durables – 0.0%
100	NVR Inc.	68,600
	Household Products – 0.1%
985	Colgate-Palmolive Company	91,004
3,724	Procter & Gamble Company	248,428
	Total Household Products	339,432
	Industrial Conglomerates – 0.1%
1,793	3M Co.	146,542
3,005	Danaher Corporation	141,355
1,389	Tyco International Ltd.	64,880
	Total Industrial Conglomerates	352,777
	Insurance – 0.1%
5,268	CNA Financial Corporation	140,919

Nuveen Investments

Shares	Description (1)	Value
	Internet & Catalog Retail – 4.7%
50,848	Amazon.com, Inc., (2)	$8,801,789
1,604	Hosting Site Network, Inc.	58,161
1,547	MakeMyTrip Limited	37,190
6,050	NetFlix.com Inc.	419,205
6,208	Priceline.com Incorporated, (2)	2,903,544
	Total Internet & Catalog Retail	12,219,889
	Internet Software & Services – 11.0%
8,523	AOL Inc., (2)	128,697
31,371	Baidu.com, Inc., Sponsored ADR, (2)	3,653,780
1,468	Digital River, Inc.	22,049
147,828	eBay Inc., (2)	4,483,623
28,325	Google Inc., Class A, (2)	18,295,118
11,128	IAC/InterActiveCorp.	474,053
4,807	J2 Global Inc.	135,269
1,436	Mercadolibre, Inc.	114,219
7,516	Netease.com, Inc.	337,093
4,376	NIC, Incorporated	58,245
5,556	Open Text Corporation	284,134
1,782	Rackspace Hosting Inc., (2)	76,644
1,733	Sina Corporation	90,116
2,032	Sohu.com Inc.	101,600
8,335	ValueClick, Inc., (2)	135,777
5,270	WebMD Health Corporation, Class A	197,889
	Total Internet Software & Services	28,588,306
	IT Services – 2.2%
11,387	Accenture Limited	606,130
4,453	Acxiom Corporation	54,371
27,590	Amdocs Limited, (2)	787,143
10,704	Computer Sciences Corporation	253,685
5,989	CSG Systems International Inc., (2), (3)	88,098
1,114	Gartner Inc.	38,734
19,208	Genpact Limited	287,160
1,448	Global Payments Inc.	68,606
19,648	Henry Jack and Associates Inc.	660,369
9,723	International Business Machines Corporation (IBM)	1,787,865
8,650	ManTech International Corporation, Class A	270,226
3,931	NeuStar, Inc.	134,322
20,035	SAIC, Inc., (2)	246,230
6,846	Sapient Corporation	86,260
2,118	Teradata Corporation, (2)	102,744
8,580	Total System Services Inc.	167,825
	Total IT Services	5,639,768
	Life Sciences Tools & Services – 0.8%
4,788	Charles River Laboratories International, Inc.	130,856
14,460	ICON plc	247,411
5,980	Luminex Corporation	126,955
20,567	Techne Corporation	1,403,903
1,133	Thermo Fisher Scientific, Inc., (2)	50,951
	Total Life Sciences Tools & Services	1,960,076

Nuveen Investments

QQQX

NASDAQ Premium Income & Growth Fund Inc. (continued)

Portfolio of INVESTMENTS December 31, 2011

Shares	Description (1)	Value
	Machinery – 0.4%
2,571	AGCO Corporation, (2)	$110,476
4,955	CNH Global N.V., (2)	178,330
1,251	Deere & Company	96,765
4,297	Eaton Corporation	187,048
7,181	Makita Corporation, ADR	232,305
3,641	Nordson Corporation	149,936
2,114	WABCO Holdings Inc.	91,748
1,585	Woodward Governor Company	64,874
	Total Machinery	1,111,482
	Marine – 0.0%
985	Kirby Corporation	64,852
	Media – 6.0%
225,171	Comcast Corporation, Class A	5,338,804
3,044	Comcast Corporation, Special Class A	71,717
83,131	DIRECTV Group, Inc., (2)	3,554,682
1,123	Discovery Communications inc., Class A Shares, (2)	46,009
1,399	Dreamworks Animation SKG Inc.	23,216
6,138	Focus Media Holding, Limited	119,630
2,045	Lamar Advertising Company, (2)	56,238
616	Liberty Media Corporation, Liberty Capital Class A Tracking Stock, (2)	48,079
205,331	News Corporation, Class A	3,663,105
23,585	News Corporation, Class B	428,775
11,375	Omnicom Group, Inc.	507,098
2,345	Scripps Networks Interactive, Class A Shares	99,475
25,207	Thomson Corporation	672,271
3,891	Viacom Inc., Class B	176,690
9,988	Walt Disney Company	374,550
6,836	WPP Group PLC	357,044
	Total Media	15,537,383
	Metals & Mining – 0.1%
1,901	Rangold Resources Limited	194,092
	Multiline Retail – 1.0%
2,039	Big Lots, Inc., (2)	76,993
7,979	Dollar General Corporation, (2)	328,256
5,152	Family Dollar Stores, Inc.	297,064
4,059	J.C. Penney Company, Inc.	142,674
11,978	Kohl's Corporation	591,114
10,757	Macy's, Inc.	346,160
2,818	Nordstrom, Inc.	140,083
2,089	Saks Inc.	20,368
11,919	Target Corporation	610,491
	Total Multiline Retail	2,553,203
	Office Electronics – 0.1%
29,579	Xerox Corporation	235,449
1,872	Zebra Technologies Corporation, Class A, (2)	66,980
	Total Office Electronics	302,429
	Personal Products – 0.0%
1,862	Herbalife, Limited	96,210

Nuveen Investments

Shares	Description (1)	Value
	Pharmaceuticals – 2.1%
11,141	Abbott Laboratories	$626,458
4,275	Allergan, Inc.	375,089
3,606	Bristol-Myers Squibb Company	127,075
16,076	Eli Lilly and Company	668,119
8,946	Endo Pharmaceuticals Holdings Inc., (2)	308,905
12,362	Forest Laboratories, Inc., (2)	374,074
966	Hospira Inc., (2)	29,337
9,693	Johnson & Johnson	635,667
13,525	Merck & Company Inc.	509,893
3,555	Optimer Pharmaceuticals, Inc.	43,513
3,665	Perrigo Company	356,605
24,094	Pfizer Inc.	521,394
6,009	Shire Pharmaceuticals Group	624,335
5,980	ViroPharma, Inc.	163,792
1,753	Watson Pharmaceuticals Inc., (2)	105,776
	Total Pharmaceuticals	5,470,032
	Professional Services – 0.6%
1,616	Dun and Bradstreet Inc.	120,925
6,314	Equifax Inc.	244,604
2,798	IHS Inc.	241,076
808	Manpower Inc.	28,886
20,607	Nielsen Holdings BV, (2)	611,822
2,197	Robert Half International Inc.	62,527
1,389	Towers Watson & Company, Class A Shares	83,243
3,901	Verisk Analytics Inc, Class A Shares	156,547
	Total Professional Services	1,549,630
	Real Estate Investment Trust – 0.0%
345	Public Storage, Inc.	46,389
	Real Estate Management & Development – 0.0%
13,664	China Real Estate Information Corporation, ADR	55,339
	Road & Rail – 0.5%
3,987	CSX Corporation	83,966
19,779	Heartland Express, Inc.	282,642
4,374	J.B. Hunt Transports Serives Inc.	197,136
9,051	Landstar System	433,724
8,819	Werner Enterprises, Inc.	212,538
	Total Road & Rail	1,210,006
	Semiconductors & Equipment – 9.3%
15,495	Advanced Micro Devices, Inc., (2)	83,673
9,078	Aixtron AG, Aachen SH	115,291
9,086	Amkor Technology Inc.	39,615
21,237	Analog Devices, Inc.	759,860
10,098	ARM Holdings PLC	279,412
2,443	ASM International NV	71,287
13,719	ASM Lithography Holding NV	573,317
4,315	Atmel Corporation, (2)	34,952
18,226	Avago Technologies Limtied	526,002
2,227	Cabot Microelectronics Corporation	105,226
5,293	Cree, Inc., (2)	116,658
1,754	Cymer, Inc., (2)	87,279
2,485	Cypress Semiconductor Corporation, (2)	41,972

Nuveen Investments

QQQX

NASDAQ Premium Income & Growth Fund Inc. (continued)

Portfolio of INVESTMENTS December 31, 2011

Shares	Description (1)	Value
	Semiconductors & Equipment (continued)
8,906	First Solar Inc., (2)	$300,667
5,040	Hittite Microwave Corporation	248,875
6,984	Integrated Device Technology, Inc., (2)	38,133
632,809	Intel Corporation, (3)	15,345,618
5,743	International Rectifier Corporation, (2)	111,529
11,540	Intersil Holding Corporation, Class A	120,478
17,996	LSI Logic Corporation, (2)	107,076
2,198	Mellanox Technologies, Limited	71,413
4,591	MEMC Electronic Materials, (2)	18,089
121,609	Micron Technology, Inc., (2)	764,921
8,107	Microsemi Corporation	135,792
3,980	Novellus Systems, Inc., (2)	164,334
72,634	NVIDIA Corporation, (2)	1,006,707
7,270	NXP Semiconductors NV	111,740
27,886	ON Semiconductor Corporation, (2)	215,280
8,442	PMC-Sierra, Inc., (2)	46,515
5,933	Power Integrations Inc.	196,738
11,023	Rambus Inc.	83,224
5,950	Semtech Corporation	147,679
10,146	Silicon Laboratories Inc.	440,539
44,749	Siliconware Precision Industries Company Limited	195,106
8,537	Skyworks Solutions Inc.	138,470
4,167	Spansion Inc., Class A	34,503
2,614	Spreadtrum Communications, Inc.	54,580
7,657	Tessera Technologies Inc.	128,255
41,988	Texas Instruments Incorporated	1,222,271
2,197	TriQuint Semiconductor, Inc.	10,699
	Total Semiconductors & Equipment	24,293,775
	Software – 17.1%
1,606	ACI Worldwide, Inc.	45,996
3,241	Advent Software Inc., (2)	78,951
7,378	Ansys Inc., (2)	422,612
3,584	Ariba Inc.	100,639
2,847	Blackbaud, Inc.	78,862
18,065	Cadence Design Systems, Inc., (2)	187,876
941	CommVault Systems, Inc., (2)	40,200
16,834	Compuware Corporation, (2)	140,059
3,694	Concur Technologies, Inc.	187,618
1,596	FactSet Research Systems Inc.	139,299
4,334	Informatica Corporation	160,055
1,468	JDA Software Group	47,549
10,047	Micros Systems, Inc., (2)	467,989
970,477	Microsoft Corporation, (3)	25,193,583
1,584	Microstrategy Inc.	171,579
1,330	NetSuite Inc.	53,932
8,757	Nuance Communications, Inc.	220,326
564,163	Oracle Corporation, (3)	14,470,781
12,402	Parametric Technology Corporation	226,461
1,035	Pegasystems, Inc.	30,429
6,511	Progress Software Corporation	125,988
1,862	QLIK Technologies Inc.	45,060
5,191	Quest Software Inc.	96,553
5,477	Red Hat, Inc., (2)	226,145
1,488	Rovi Corporation	36,575
513	Salesforce.com, Inc., (2)	52,049
6,137	Shanda Interactive Entertainment Ltd.	245,541
2,453	Solarwinds, Inc.	68,561
3,202	Solera Holdings Inc.	142,617
2,640	SS&C Technologies Holdings Inc.	47,678

Nuveen Investments

Shares	Description (1)	Value
	Software (continued)
2,138	SuccessFactors, Inc.	$85,242
25,778	Synopsys Inc., (2)	701,162
5,497	Tibco Software Inc.	131,433
857	VMware Inc.	71,294
	Total Software	44,540,694
	Specialty Retail – 2.2%
3,231	Aaron Rents Inc.	86,203
4,472	Advance Auto Parts, Inc.	311,385
9,490	Ascena Retail Group Inc.	282,043
1,094	AutoNation Inc., (2)	40,336
1,202	AutoZone, Inc., (2)	390,614
6,793	Best Buy Co., Inc.	158,752
4,581	CarMax, Inc., (2)	139,629
2,335	Chico's FAS, Inc.	26,012
3,340	Dick's Sporting Goods Inc.	123,179
3,970	GameStop Corporation, (2)	95,796
8,570	Gap, Inc.	158,974
11,574	Home Depot, Inc.	486,571
1,409	Limited Brands, Inc.	56,853
15,928	Lowe's Companies, Inc.	404,253
10,855	PetSmart Inc.	556,753
9,254	Rent-A-Center Inc.	342,398
5,369	Sally Beauty Holdings Inc.	113,447
5,585	Signet Jewelers Limited	245,517
5,134	Tiffany & Co.	340,179
7,191	TJX Companies, Inc.	464,179
8,047	Tractor Supply Company	564,497
2,515	Ulta Salon, Cosmetics & Fragrance, Inc., (2)	163,274
2,384	Williams-Sonoma Inc.	91,784
	Total Specialty Retail	5,642,628
	Textiles Apparel & Luxury Goods – 0.2%
2,374	Coach, Inc.	144,908
54	Deckers Outdoor Corporation, (2)	4,080
1,271	Nike, Inc., Class B	122,485
2,496	PVH Corporation	175,942
404	Ralph Lauren Corporation	55,783
	Total Textiles Apparel & Luxury Goods	503,198
	Trading Cos & Distributors – 0.1%
4,640	MSC Industrial Direct Inc., Class A	331,991
	Wireless Telecommunication Services – 1.3%
20,439	American Tower Corporation, (2)	1,226,544
13,012	Crown Castle International Corporation, (2)	582,937
15,355	Partner Communications Company Limited	135,737
9,988	SBA Communications Corporation	429,083
18,825	Sprint Nextel Corporation, (2)	44,050
17,704	Telephone and Data Systems Inc.	458,356
13,012	United States Cellular Corporation, (2)	567,713
	Total Wireless Telecommunication Services	3,444,420
	Total Investments (cost $219,082,022) – 101.2%	263,404,666
	Other Assets Less Liabilities – (1.2)% (4)	(3,228,414)
	Net Assets – 100%	$260,176,252

Nuveen Investments

QQQX

NASDAQ Premium Income & Growth Fund Inc. (continued)

Portfolio of INVESTMENTS December 31, 2011

Investments in Derivatives at December 31, 2011

Call Options Written outstanding:

Number of Contracts	Type	Notional Amount (5)	Expiration Date	Strike Price	Value
(100)	NASDAQ 100 INDEX	$(24,000,000)	1/21/12	2,400.0	$(36,000)
(100)	NASDAQ 100 INDEX	(23,500,000)	2/18/12	2,350.0	(374,000)
(200)	Total Call Options Written (premium received $746,596)	$(47,500,000)			$(410,000)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  Investment, or portion of investment, has been pledged as collateral for call options written.

  (4)  Other Assets Less Liabilities includes Value of derivative instruments as noted in Investments in Derivatives at December 31, 2011.

  (5)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  ADR  American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments

DPD

Dow 30SM Premium & Dividend Income Fund Inc.

Portfolio of INVESTMENTS

  December 31, 2011

Shares	Description (1)	Value
	Common Stocks – 100.7%
	Aerospace & Defense – 9.1%
106,700	Boeing Company	$7,826,445
106,700	United Technologies Corporation	7,798,703
	Total Aerospace & Defense	15,625,148
	Beverages – 4.4%
106,700	Coca-Cola Company	7,465,799
	Chemicals – 2.9%
106,700	E.I. Du Pont de Nemours and Company	4,884,726
	Communications Equipment – 1.1%
106,700	Cisco Systems, Inc.	1,929,136
	Computers & Peripherals – 1.6%
106,700	Hewlett-Packard Company	2,748,592
	Consumer Finance – 2.9%
106,700	American Express Company	5,033,039
	Diversified Financial Services – 2.4%
106,700	Bank of America Corporation	593,252
106,700	JP Morgan Chase & Co.	3,547,775
	Total Diversified Financial Services	4,141,027
	Diversified Telecommunication Services – 4.4%
106,700	AT&T Inc.	3,226,608
106,700	Verizon Communications Inc.	4,280,804
	Total Diversified Telecommunication Services	7,507,412
	Food & Staples Retailing – 3.7%
106,700	Wal-Mart Stores, Inc.	6,376,392
	Food Products – 2.3%
106,700	Kraft Foods Inc.	3,986,312
	Hotels, Restaurants & Leisure – 6.3%
106,700	McDonald's Corporation	10,705,211
	Household Products – 4.2%
106,700	Procter & Gamble Company	7,117,957
	Industrial Conglomerates – 6.2%
106,700	3M Co.	8,720,591
106,700	General Electric Company	1,910,997
	Total Industrial Conglomerates	10,631,588
	Insurance – 3.7%
106,700	Travelers Companies, Inc.	6,313,439

Nuveen Investments

DPD

Dow 30SM Premium & Dividend Income Fund Inc. (continued)

Portfolio of INVESTMENTS December 31, 2011

Shares	Description (1)	Value
	IT Services – 11.5%
106,700	International Business Machines (IBM) Corporation	$19,619,996
	Machinery – 5.7%
106,700	Caterpillar Inc.	9,667,020
	Media – 2.3%
106,700	Walt Disney Company	4,001,250
	Metals & Mining – 0.6%
106,700	Alcoa Inc.	922,955
	Oil, Gas, & Consumable Fuels – 11.9%
106,700	Chevron Corporation	11,352,880
106,700	Exxon Mobil Corporation	9,043,892
	Total Oil, Gas, & Consumable Fuels	20,396,772
	Pharmaceuticals – 7.8%
106,700	Johnson & Johnson	6,997,386
106,700	Merck & Company Inc.	4,022,590
106,700	Pfizer Inc.	2,308,988
	Total Pharmaceuticals	13,328,964
	Semiconductors & Equipment – 1.5%
106,700	Intel Corporation	2,587,475
	Software – 1.6%
106,700	Microsoft Corporation	2,769,932
	Specialty Retail – 2.6%
106,700	Home Depot, Inc.	4,485,668
	Total Common Stocks (cost $136,834,059)	172,245,810

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 1.2%
$2,000	U.S. Treasury Bills, (2)	0.000%	3/01/12	$1,999,942
	Total Short-Term Investments (cost $1,999,933)			1,999,942
	Total Investments (cost $138,833,992) – 101.9%			174,245,752
	Other Assets Less Liabilities – (1.9)% (3)			(3,242,389)
	Net Assets – 100%			$171,003,363

Investments in Derivatives at December 31, 2011

Call Options Written outstanding:

Number of Contracts	Type	Notional Amount (4)	Expiration Date	Strike Price	Value
(500)	3M Co.	$(4,243,000)	1/21/12	$84.8600	$(10,969)
(500)	Alcoa Inc.	(460,000)	1/21/12	9.2000	(10,957)
(500)	American Express Company	(2,469,500)	1/21/12	49.3900	(22,072)
(500)	AT&T Inc.	(1,499,500)	1/21/12	29.9900	(18,472)
(500)	Bank of America Corporation	(272,000)	1/21/12	5.4400	(18,599)
(500)	Boeing Company	(3,826,500)	1/21/12	76.5300	(30,840)
(500)	Caterpillar Inc.	(4,765,000)	1/21/12	95.3000	(54,663)
(500)	Chevron Corporation	(5,482,500)	1/21/12	109.6500	(57,786)
(500)	Cisco Systems, Inc.	(966,000)	1/21/12	19.3200	(266)
(500)	Coca-Cola Company	(3,439,000)	1/21/12	68.7800	(77,169)

Nuveen Investments

Investments in Derivatives at December 31, 2011 (continued)

Call Options Written outstanding (continued):

Number of Contracts	Type	Notional Amount (4)	Expiration Date	Strike Price	Value
(500)	E.I. Du Pont de Nemours and Company	$(2,349,500)	1/21/12	$46.9900	$(35,365)
(500)	Exxon Mobil Corporation	(4,149,000)	1/21/12	82.9800	(101,788)
(500)	General Electric Company	(920,000)	1/21/12	18.4000	(15,348)
(500)	Hewlett-Packard Company	(1,463,000)	1/21/12	29.2600	(264)
(500)	Home Depot, Inc.	(2,184,000)	1/21/12	43.6800	(13,377)
(500)	IBM Corporation	(9,993,500)	1/21/12	199.8700	(1,051)
(500)	Intel Corporation	(1,321,490)	1/21/12	26.4298	(18,113)
(500)	Johnson & Johnson	(3,319,000)	1/21/12	66.3800	(12,099)
(500)	JP Morgan Chase & Co.	(1,751,000)	1/21/12	35.0200	(8,933)
(500)	Kraft Foods Inc.	(1,872,000)	1/21/12	37.4400	(16,546)
(500)	McDonald's Corporation	(4,967,000)	1/21/12	99.3400	(88,669)
(500)	Merck & Company Inc.	(1,834,000)	1/21/12	36.6800	(61,217)
(500)	Microsoft Corporation	(1,314,500)	1/21/12	26.2900	(8,073)
(500)	Pfizer Inc.	(1,041,500)	1/21/12	20.8300	(41,878)
(500)	Procter & Gamble Company	(3,332,000)	1/21/12	66.6400	(22,841)
(500)	Travelers Companies, Inc.	(2,862,000)	1/21/12	57.2400	(102,946)
(500)	United Technologies Corporation	(3,982,000)	1/21/12	79.6400	(10)
(500)	Verizon Communications Inc.	(1,964,000)	1/21/12	39.2800	(44,666)
(500)	Wal-Mart Stores, Inc.	(3,047,500)	1/21/12	60.9500	(2,641)
(500)	Walt Disney Company	(1,886,000)	1/21/12	37.7200	(45,131)
(15,000)	Total Call Options Written (premium received $1,012,940)	$(82,975,990)			$(942,749)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Investment, or portion of investment, has been pledged as collateral for call options written.

  (3)  Other Assets Less Liabilities, includes Value of derivative instruments as noted in Investments in Derivatives at December 31, 2011.

  (4)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

See accompanying notes to financial statements.

Nuveen Investments

DPO

Dow 30SM Enhanced Premium & Income Fund Inc.

Portfolio of INVESTMENTS

  December 31, 2011

Shares	Description (1)	Value
	Common Stocks – 97.3%
	Aerospace & Defense – 8.9%
186,400	Boeing Company	$13,672,440
186,400	United Technologies Corporation	13,623,976
	Total Aerospace & Defense	27,296,416
	Beverages – 4.3%
186,400	Coca-Cola Company	13,042,408
	Chemicals – 2.8%
186,400	E.I. Du Pont de Nemours and Company	8,533,392
	Communications Equipment – 1.0%
186,400	Cisco Systems, Inc.	3,370,112
	Computers & Peripherals – 1.6%
186,400	Hewlett-Packard Company	4,801,664
	Consumer Finance – 2.9%
186,400	American Express Company	8,792,488
	Diversified Financial Services – 2.4%
186,400	Bank of America Corporation	1,036,384
186,400	JP Morgan Chase & Co.	6,197,800
	Total Diversified Financial Services	7,234,184
	Diversified Telecommunication Services – 4.3%
186,400	AT&T Inc.	5,636,736
186,400	Verizon Communications Inc.	7,478,368
	Total Diversified Telecommunication Services	13,115,104
	Food & Staples Retailing – 3.6%
186,400	Wal-Mart Stores, Inc.	11,139,264
	Food Products – 2.3%
186,400	Kraft Foods Inc.	6,963,904
	Hotels, Restaurants & Leisure – 5.5%
166,700	McDonald's Corporation	16,725,011
	Household Products – 4.1%
186,400	Procter & Gamble Company	12,434,744
	Industrial Conglomerates – 5.7%
173,400	3M Co.	14,171,982
186,400	General Electric Company	3,338,424
	Total Industrial Conglomerates	17,510,406
	Insurance – 3.6%
186,400	Travelers Companies, Inc.	11,029,288

Nuveen Investments

Shares	Description (1)	Value
	IT Services – 11.2%
186,400	International Business Machines (IBM) Corporation	$34,275,232
	Machinery – 5.5%
186,400	Caterpillar Inc.	16,887,840
	Media – 2.3%
186,400	Walt Disney Company	6,990,000
	Metals & Mining – 0.4%
186,400	Alcoa Inc.	1,612,360
	Oil, Gas, & Consumable Fuels – 11.6%
186,400	Chevron Corporation	19,832,960
186,400	Exxon Mobil Corporation	15,799,264
	Total Oil, Gas, & Consumable Fuels	35,632,224
	Pharmaceuticals – 7.6%
186,400	Johnson & Johnson	12,224,112
186,400	Merck & Company Inc.	7,027,280
186,400	Pfizer Inc.	4,033,696
	Total Pharmaceuticals	23,285,088
	Semiconductors & Equipment – 1.5%
186,400	Intel Corporation	4,520,200
	Software – 1.6%
186,400	Microsoft Corporation	4,838,944
	Specialty Retail – 2.6%
186,400	Home Depot, Inc.	7,836,256
	Total Common Stocks (cost $297,206,446)	297,866,529

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 3.4%
$10,400	U.S. Treasury Bills, (2)	0.000%	3/01/12	$10,399,698
	Total Short-Term Investments (cost $10,399,654)			10,399,698
	Total Investments (cost $307,606,100) – 100.7%			308,266,227
	Other Assets Less Liabilities – (0.7)% (3)			(2,131,929)
	Net Assets Applicable to Common Shares – 100%			$306,134,298

Investments in Derivatives at December 31, 2011

Call Options Written outstanding:

Number of Contracts	Type	Notional Amount (4)	Expiration Date	Strike Price	Value
(1,200)	3M Co.	$(10,183,200)	1/21/12	$84.8600	$(26,326)
(1,200)	Alcoa Inc.	(1,104,000)	1/21/12	9.2000	(26,298)
(1,200)	American Express Company	(5,926,800)	1/21/12	49.3900	(52,972)
(1,200)	AT&T Inc.	(3,598,800)	1/21/12	29.9900	(44,332)
(1,200)	Bank of America Corporation	(652,800)	1/21/12	5.4400	(44,638)
(1,200)	Boeing Company	(9,183,600)	1/21/12	76.5300	(74,016)
(1,200)	Caterpillar Inc.	(11,436,000)	1/21/12	95.3000	(131,192)
(1,200)	Chevron Corporation	(13,158,000)	1/21/12	109.6500	(138,686)
(1,200)	Cisco Systems, Inc.	(2,318,400)	1/21/12	19.3200	(639)
(1,200)	Coca-Cola Company	(8,253,600)	1/21/12	68.7800	(185,206)

Nuveen Investments

DPO

Dow 30SM Enhanced Premium & Income Fund Inc. (continued)

Portfolio of INVESTMENTS December 31, 2011

Investments in Derivatives at December 31, 2011 (Continued)

Call Options Written outstanding (continued):

Number of Contracts	Type	Notional Amount (4)	Expiration Date	Strike Price	Value
(1,200)	E.I. Du Pont de Nemours and Company	$(5,638,800)	1/21/12	$46.9900	$(84,875)
(1,200)	Exxon Mobil Corporation	(9,957,600)	1/21/12	82.9800	(244,292)
(1,200)	General Electric Company	(2,208,000)	1/21/12	18.4000	(36,835)
(1,200)	Hewlett-Packard Company	(3,511,200)	1/21/12	29.2600	(633)
(1,200)	Home Depot, Inc.	(5,241,600)	1/21/12	43.6800	(32,104)
(1,200)	IBM Corporation	(23,984,400)	1/21/12	199.8700	(2,522)
(1,200)	Intel Corporation	(3,171,576)	1/21/12	26.4298	(43,472)
(1,200)	Johnson & Johnson	(7,965,600)	1/21/12	66.3800	(29,037)
(1,200)	JP Morgan Chase & Co.	(4,202,400)	1/21/12	35.0200	(21,439)
(1,200)	Kraft Foods Inc.	(4,492,800)	1/21/12	37.4400	(39,712)
(1,200)	McDonald's Corporation	(11,920,800)	1/21/12	99.3400	(212,806)
(1,200)	Merck & Company Inc.	(4,401,600)	1/21/12	36.6800	(146,921)
(1,200)	Microsoft Corporation	(3,154,800)	1/21/12	26.2900	(19,376)
(1,200)	Pfizer Inc.	(2,499,600)	1/21/12	20.8300	(100,507)
(1,200)	Procter & Gamble Company	(7,996,800)	1/21/12	66.6400	(54,818)
(1,200)	Travelers Companies, Inc.	(6,868,800)	1/21/12	57.2400	(247,069)
(1,200)	United Technologies Corporation	(9,556,800)	1/21/12	79.6400	(24)
(1,200)	Verizon Communications Inc.	(4,713,600)	1/21/12	39.2800	(107,199)
(1,200)	Wal-Mart Stores, Inc.	(7,314,000)	1/21/12	60.9500	(6,337)
(1,200)	Walt Disney Company	(4,526,400)	1/21/12	37.7200	(108,315)
(36,000)	Total Call Options Written (premium received $2,431,057)	$(199,142,376)			$(2,262,598)

Total Return Swaps outstanding:

Counterparty	Receive	Pay	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)
Deutsche Bank	Dow Jones Industrial Average Total Return Index	12-Month USD-LIBOR-BBA less 26 basis points	6/28/12	$46,276,797	$1,203,731
UBS	Dow Jones Industrial Average Total Return Index	12-Month USD-LIBOR-BBA less 23 basis points	6/28/12	46,276,797	1,210,942
					$2,414,673

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Investment, or portion of investment, has been pledged as collateral for call options written.

  (3)  Other Assets Less Liabilities, includes Value and the net Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives at December 31, 2011.

  (4)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  USD-LIBOR-BBA  United States Dollar-London Inter-Bank Offered Rate-British Bankers Association

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

December 31, 2011

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Assets
Investments, at value (cost $219,082,022, $138,833,992 and $307,606,100, respectively)	$263,404,666	$174,245,752	$308,266,227
Unrealized appreciation on total return swaps	—	—	2,414,673
Receivables:
Dividends	89,333	209,666	366,276
Reclaims	850	—	—
Other assets	1,754	661	3,526
Total assets	263,496,603	174,456,079	311,050,702
Liabilities
Cash overdraft	2,464,514	2,208,697	2,162,821
Call options written, at value (premiums received $746,596, $1,012,940 and $2,431,057, respectively)	410,000	942,749	2,262,598
Accrued expenses:
Management fees	194,892	128,261	226,603
Other	250,945	173,009	264,382
Total liabilities	3,320,351	3,452,716	4,916,404
Net assets	$260,176,252	$171,003,363	$306,134,298
Shares outstanding	18,445,346	12,015,674	27,856,933
Net asset value per share outstanding	$14.11	$14.23	$10.99
Net assets consist of:
Shares, $.001 par value per share	$18,445	$12,016	$27,857
Paid-in surplus	215,896,081	142,769,724	358,304,237
Undistributed (Over-distribution of ) net investment income	—	81	422
Accumulated net realized gain (loss)	(397,514)	(7,260,409)	(55,441,477)
Net unrealized appreciation (depreciation)	44,659,240	35,481,951	3,243,259
Net assets	$260,176,252	$171,003,363	$306,134,298
Authorized shares	100,000,000	100,000,000	100,000,000

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Year Ended December 31, 2011

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Investment Income
Dividends (net of foreign tax withheld of $15,847, $ — and $ —, respectively)	$2,681,080	$4,573,483	$7,725,613
Interest	36	2,352	6,637
Total investment income	2,681,116	4,575,835	7,732,250
Expenses
Management fees	2,366,775	1,515,862	2,684,029
Shareholders' servicing agent fees and expenses	4,401	4,496	5,813
Custodian's fees and expenses	66,510	52,282	64,721
Directors' fees and expenses	7,719	5,232	9,241
Professional fees	36,995	48,625	52,237
Shareholders' reports — printing and mailing expenses	88,846	60,712	118,544
Stock exchange listing fees	—	1	402
Investor relations expense	62,297	42,046	82,798
Other expenses	165,917	32,768	74,000
Total expenses before custodian fee credit	2,799,460	1,762,024	3,091,785
Custodian fee credit	(746)	(7)	(280)
Net expenses	2,798,714	1,762,017	3,091,505
Net investment income (loss)	(117,598)	2,813,818	4,640,745
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	33,493,903	1,723,050	296,139
Call options written	2,557,035	(1,012,768)	(2,096,812)
Total return swaps	—	—	16,356,877
Change in net unrealized appreciation (depreciation) of:
Investments	(24,426,462)	7,466,033	15,245,022
Call options written	933,804	1,072,688	2,434,813
Total return swaps	—	—	(8,730,328)
Net realized and unrealized gain (loss)	12,558,280	9,249,003	23,505,711
Net increase (decrease) in net assets from operations	$12,440,682	$12,062,821	$28,146,456

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS

	NASDAQ Premium Income & Growth (QQQX)		Dow 30SM Premium & Dividend Income (DPD)		Dow 30SM Enhanced Premium & Income (DPO)
	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/11	Year Ended 12/31/10
Operations
Net investment income (loss)	$(117,598)	$(655,634)	$2,813,818	$2,610,392	$4,640,745	$4,053,745
Net realized gain (loss) from:
Investments	33,493,903	4,640,425	1,723,050	865,675	296,139	(1,110,606)
Call options written	2,557,035	(7,001,781)	(1,012,768)	1,788,425	(2,096,812)	4,029,546
Total return swaps	—	—	—	—	16,356,877	16,109,410
Change in net unrealized appreciation (depreciation) of:
Investments	(24,426,462)	37,045,270	7,466,033	16,664,997	15,245,022	29,433,016
Call options written	933,804	92,906	1,072,688	(1,731,158)	2,434,813	(3,887,100)
Total return swaps	—	—	—	—	(8,730,328)	(4,087,527)
Net increase (decrease) in net assets from operations	12,440,682	34,121,186	12,062,821	20,198,331	28,146,456	44,540,484
Distributions to Shareholders
From net investment income	(8,674,752)	—	(3,632,689)	(4,102,297)	(19,686,916)	(17,310,225)
From accumulated net realized gains	(14,123,696)	—	—	—	—	—
Return of capital	—	(23,314,917)	(10,343,834)	(10,625,600)	(6,910,353)	(10,867,638)
Decrease in net assets from distributions to shareholders	(22,798,448)	(23,314,917)	(13,976,523)	(14,727,897)	(26,597,269)	(28,177,863)
Capital Share Transactions
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	623,975	1,425,716	1,928,293	1,123,481
Net increase (decrease) in net assets from capital share transactions	—	—	623,975	1,425,716	1,928,293	1,123,481
Net increase (decrease) in net assets	(10,357,766)	10,806,269	(1,289,727)	6,896,150	3,477,480	17,486,102
Net assets at the beginning of period	270,534,018	259,727,749	172,293,090	165,396,940	302,656,818	285,170,716
Net assets at the end of period	$260,176,252	$270,534,018	$171,003,363	$172,293,090	$306,134,298	$302,656,818
Undistributed (Over-distribution of) net investment income at the end of period	$—	$—	$81	$—	$422	$—

See accompanying notes to financial statements.

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions							Total Returns
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Return of Capital	Total	Offering Costs	Ending Net Asset Value	Ending Market Value	Based on Market Value(b)	Based on Net Asset Value(b)
NASDAQ Premium Income & Growth (QQQX)
Year Ended 12/31:
2011	$14.67	$(.01)	$.69	$0.68	$(.47)	$(.77)	$—	$(1.24)	$—	$14.11	$13.03	.91%	4.82%
2010	14.08	(.04)	1.89	1.85	—	—	(1.26)	(1.26)	—	14.67	14.10	7.46	14.05
2009	11.28	(.05)	4.70	4.65	—	—	(1.85)	(1.85)	—	14.08	14.40	79.21	44.32
2008	20.63	(.08)	(7.42)	(7.50)	(.27)	—	(1.58)	(1.85)	—	11.28	9.29	(41.45)	(37.07)
2007 (d)	19.10	(.07)	3.34	3.27	—	—	(1.70)	(1.70)	(.04)	20.63	18.26	(.30)	17.95
Dow 30SM Premium & Dividend Income (DPD)
Year Ended 12/31:
2011	14.39	.23	.77	1.00	(.30)	—	(.86)	(1.16)	—	14.23	13.12	(1.86)	7.27
2010	13.93	.22	1.48	1.70	(.35)	—	(.89)	(1.24)	—	14.39	14.53	7.87	13.03
2009	13.20	.26	2.27	2.53	(.26)	—	(1.54)	(1.80)	—	13.93	14.74	29.66	20.59
2008	19.95	.29	(5.24)	(4.95)	(.29)	(1.43)	(.08)	(1.80)	—	13.20	12.99	(18.80)	(25.93)
2007	20.14	.25	1.36	1.61	(.47)	(.04)	(1.29)	(1.80)	—	19.95	17.91	(6.48)	8.42
Dow 30SM Enhanced Premium & Income (DPO)
Year Ended 12/31:
2011	10.93	.17	.85	1.02	(.71)	—	(.25)	(.96)	—	10.99	10.16	7.02	9.75
2010	10.35	.15	1.45	1.60	(.63)	—	(.39)	(1.02)	—	10.93	10.38	4.95	16.67
2009	9.99	.20	2.16	2.36	(.20)	—	(1.80)	(2.00)	—	10.35	10.94	50.23	26.48
2008	17.75	.26	(6.02)	(5.76)	(.26)	—	(1.74)	(2.00)	— **	9.99	8.89	(35.09)	(34.33)
2007 (e)	19.10	.15	(.48)	(.33)	(.15)	(.05)	(.80)	(1.00)	(.02)	17.75	15.98	(15.38)	(1.58)

Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average Net Assets Before Reimbursement(c)
		Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate
NASDAQ Premium Income & Growth (QQQX)
Year Ended 12/31:
2011		$260,176	1.04%		(.04)%	51
2010		270,534	1.08		(.25)	33
2009		259,728	1.11		(.38)	0
2008		206,291	1.05		(.47)	19
2007	(d)	377,248	1.06	*	(.36 )*	31
Dow 30SM Premium & Dividend Income (DPD)
Year Ended 12/31:
2011		171,003	1.02		1.63	0
2010		172,293	1.10		1.59	0
2009		165,397	1.14		2.02	6
2008		153,527	1.08		1.72	11
2007		230,464	1.07		1.23	0
Dow 30SM Enhanced Premium & Income (DPO)
Year Ended 12/31:
2011		306,134	1.01		1.52	3
2010		302,657	1.06		1.43	0
2009		285,171	1.08		2.11	6
2008		268,628	1.03		1.83	12
2007	(e)	475,312	1.03	*	1.38 *	8

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  For the fiscal years ended subsequent to December 31, 2009, Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  For the fiscal years ended subsequent to December 31, 2009, Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested divided income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

  For the fiscal years ended December 31, 2009, and prior, the Fund's Total Returns Based on Market Value and Net Asset Value reflect the performance of the Fund based on a calculation approved by Fund management of IQ Investment Advisers, LLC, the Funds' previous investment adviser. Total returns based on the calculations described above may have produced substantially different results. Total returns are not annualized.

(c)  Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash deposit with the custodian bank, where applicable.

(d)  For the period January 30, 2007 (commencement of operations) through December 31, 2007.

(e)  For the period May 30, 2007 (commencement of operations) through December 31, 2007.

*  Annualized.

**  Rounds to less than $.01 per share.

See accompanying notes to financial statements.

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Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are NASDAQ Premium Income & Growth Fund Inc. (QQQX), Dow 30SM Premium & Dividend Income Fund Inc. (DPD) and Dow 30SM Enhanced Premium & Income Fund Inc. (DPO) (each a "Fund" and collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, registered investment companies.

Effective January 1, 2011, the Funds' adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), changed its name to Nuveen Fund Advisors, Inc. (the "Adviser").

During the current reporting period, the Adviser was entered into sub-advisory agreements with Nuveen HydePark Group, LLC ("HydePark") a subsidiary of Nuveen, under which HydePark managed the investment portfolios of the Funds. HydePark was compensated for its services to the Funds from the management fees paid to the Adviser. On November 22, 2011, the sub-advisory agreements for the Funds were transferred to Nuveen Asset Management, LLC (the "Sub-Adviser"), a wholly-owned subsidiary of Nuveen, as part of an internal reorganization. There were no changes the Funds' investment objectives, portfolio management teams or strategies as a result of this reorganization.

After the close of business on October 6, 2010, for Dow 30SM Premium & Dividend Income (DPD) and Dow 30SM Enhanced Premium & Income (DPO), and after the close of business on October 28, 2010, for NASDAQ Premium Income & Growth (QQQX), the Adviser assumed the role of investment adviser for the Funds from IQ Investment Advisers LLC ("IQ Advisors") following a vote by shareholders of each Fund. The transition from IQ Advisors to the Advisor did not result in any change to the Funds' investment objectives or principal investment strategies.

NASDAQ Premium Income & Growth's (QQQX) investment objective is high current income and capital appreciation. The Fund pursues its investment objective principally through a two-part strategy. First, the Fund will invest, under normal circumstances, substantially all of its net assets in a portfolio of investments (the "NASDAQ Investment Portfolio") designed to closely track the performance, before fees and expenses, of the NASDAQ 100® Index (the "Index"). Second, in attempting to generate premium income and reduce the volatility of the Fund's returns, with the intent of improving the Fund's risk-adjusted returns, the Fund will write (sell) call options on the Index, which are fully collateralized by the NASDAQ Investment Portfolio. Under normal circumstances, the notional value of the written options is not expected to exceed 50% of the Fund's net assets.

Dow 30SM Premium & Dividend Income's (DPD) investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund pursues its investment objective principally through a two-part strategy. First, the Fund will invest, under normal circumstances, substantially all of its net assets (including the proceeds of any borrowings for investment purposes) in the thirty stocks included in the Dow Jones Industrial AverageSM ("DJIA") (the "Stocks") in approximately the amounts such Stocks are weighted in the DJIA and/or in other securities or financial instruments that are intended to correlate with the DJIA (the "Other Instruments"). Second, the Fund will write (sell) covered call options on some or all of the Stocks or Other Instruments.

Dow 30SM Enhanced Premium & Income's (DPO) investment objective is to provide a high level of premium and dividend income and the potential for capital appreciation. Under normal circumstances, the Fund will purchase all of the thirty common stocks included in the DJIA, weighted in approximately the same proportions as in the DJIA ("Dow Stocks"). The Fund will also purchase other securities or financial instruments, primarily swap contracts, designed to provide additional investment exposure (i.e., leverage) to the return of the Dow Stocks ("Additional Dow Exposure"). The Dow Stocks and the Additional Dow Exposure are collectively referred to as "Total Dow Exposure." The Fund also will engage in certain option strategies, primarily consisting of writing (selling) covered call options on some or all of the Dow Stocks ("Options"). The Options will be written on approximately 50% (or less) of the Total Dow Exposure at the time they are written. As a result, generally 50% (or more) of the Fund's Total Dow Exposure will have the potential for full capital appreciation. The portion of the Total Dow Exposure subject to the Options will be limited in the amount of capital appreciation that may be obtained.

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Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts ("ADR") held by the Fund that trade in only limited volume in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time foreign currencies may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which generally represents a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities and total return swap contracts are provided by a pricing service approved by the Fund's Board of Directors. These securities are generally classified as Level 2. When price quotes are not readily available, the pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Index options are valued at the average of the closing bid and asked quotations. The close of trading of index options traded on the Chicago Board Options Exchange normally occurs at 4:15 Eastern Time (ET), which is different from the normal 4:00 ET close of the NYSE (the time of day as of which each Fund's NAV is calculated). Under normal market circumstances, closing index option quotations are considered to reflect the index option contract values as of the close of the NYSE and will be used to value the option contracts. However, a significant change in the S&P 500 or NASDAQ-100 futures contracts between the NYSE close and the options market close will be considered as an indication that closing market quotations for index options do not reflect the value of the contracts as of the stock market close. In the event of such a significant change, the Fund's Board of Trustees or its designee will determine a value for the options. Any such valuation will likely take into account any information that may be available about the actual trading price of the affected option as of 4:00 ET, and if no such information is reliably available, the valuation of the option may take into account various option pricing methodologies, as determined to be appropriate under the circumstances. Index options are generally classified as Level 1.

The values of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds' Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds' Board of Directors or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

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Notes to

FINANCIAL STATEMENTS (continued)

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2011, the Funds had no outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies ("RICs"). In any year when a Fund realizes net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions of a stated dollar amount per share. Subject to approval and oversight by the Funds' Board of Directors, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from a Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will reduce net asset value per share. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Funds during the fiscal years ended December 31, 2011 and December 31, 2010, are reflected in the accompanying financial statements.

Options Transactions

Each Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures, swaps ("swaptions") or currencies. The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current

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value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of "Call and/or Put options purchased, at value" on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Call and/or Put options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call and/or put options purchased" on the Statement of Operations. The changes in values of the options written during the reporting period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call and/or options written" on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from call/put options purchased and/or written" on the Statement of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the fiscal year ended December 31, 2011, NASDAQ Premium Income & Growth (QQQX) wrote call options on a broad equity index, while investing in a portfolio of equities, to enhance returns while foregoing some upside potential of its equity portfolio and each of Dow 30SM Premium & Dividend Income (DPD) and Dow 30SM Enhanced Premium Income (DPO) wrote covered call options on individual stocks held in their portfolios to enhance returns while foregoing some upside potential of its equity portfolio. The Funds did not purchase call or put options during the fiscal year ended December 31, 2011.

The average notional amount of call options written during the fiscal year ended December 31, 2011, were as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Average notional amount of call options written*	$(111,900,000)	$(72,407,149)	$(171,882,122)

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities and Footnote 5—Investment Transactions for further details on options activity.

Swap Contracts

Each Fund is subject to equity price risk in the normal course of pursuing its investment objectives and may enter into total return swap contracts to manage its exposure to the market or certain sectors of the market, or to create exposure to certain securities to which it is otherwise not exposed. Total return swap contracts involve commitments to pay interest in exchange for a market-linked return, both based on specified notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of offsetting the interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Total return swap contracts are valued daily. A Fund accrues daily the periodic payments expected to be paid and received on each swap contract and recognize the daily change in the market value of the Fund's contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on total return swaps" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of swaps." Income received or paid by a Fund is recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of the swap contract, and are equal to the difference between the Fund's basis in the swap and the proceeds from (or cost of) the closing transaction. The amount of the payment obligation is based on the notional amount of the swap contract. Payments received or made at the beginning of the measurement period, if any, are recognized as a component of "Total return swap premiums paid and/or received" on the Statement of Assets and Liabilities.

During the fiscal year ended December 31, 2011, Dow 30SM Enhanced Premium & Income (DPO) entered into total return swap contracts that receive the total return of the DJIA while paying a floating rate of interest; adding leverage and equity exposure to the

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Fund. The average notional amount of total return swap contacts outstanding during the fiscal year ended December 31, 2011, was as follows:

Dow 30SM Enhanced Premium & Income (DPO)
Average notional amount of total return swaps outstanding*	$92,412,316

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on swap activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would

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involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 —  Quoted prices in active markets for identical securities.

Level 2 —  Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of December 31, 2011:

NASDAQ Premium Income & Growth (QQQX)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$263,404,666	$—	$—	$263,404,666
Derivatives:
Call Options Written	(410,000)	—	—	(410,000)
Total	$262,994,666	$—	$—	$262,994,666
Dow 30SM Premium & Dividend Income (DPD)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$172,245,810	$—	$—	$172,245,810
Short-Term Investments	—	1,999,942	—	1,999,942
Derivatives:
Call Options Written	—	(942,749)	—	(942,749)
Total	$172,245,810	$1,057,193	$—	$173,303,003
Dow 30SM Enhanced Premium & Income (DPO)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$297,866,529	$—	$—	$297,866,529
Short-Term Investments	—	10,399,698	—	10,399,698
Derivatives:
Call Options Written	—	(2,262,598)	—	(2,262,598)
Total Return Swaps*	—	2,414,673	—	2,414,673
Total	$297,866,529	$10,551,773	$—	$308,418,302

*  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

During the fiscal year ended December 31, 2011, the Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1—General Information and Significant Accounting Policies.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The following tables present the fair value of all derivative instruments held by the Funds as of December 31, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

NASDAQ Premium Income & Growth (QQQX)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$410,000

Dow 30SM Premium & Dividend Income (DPD)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$942,749

Dow 30SM Enhanced Premium & Income (DPO)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$2,262,598
Equity Price	Swaps	Unrealized appreciation on total return swaps*	2,414,673	Unrealized depreciation on total return swaps*	—

*  Value represents cumulative gross appreciation (depreciation) of total return swap contracts as reported in the Fund's Portfolio of Investments.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Risk Exposure
Equity Price	$2,557,035	$(1,012,768)	$(2,096,812)

Net Realized Gain (Loss) from Total Return Swaps	Dow 30SM Enhanced Premium & Income (DPO)
Risk Exposure
Equity Price	$16,356,877

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Change in Net Unrealized Appreciation (Depreciation) of Call Options Written	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Risk Exposure
Equity Price	$933,804	$1,072,688	$2,434,813

Change in Net Unrealized Appreciation (Depreciation) of Total Return Swaps	Dow 30SM Enhanced Premium & Income (DPO)
Risk Exposure
Equity Price	$(8,730,328)

4. Fund Shares

The Funds have not repurchased any of their outstanding shares since the inception of their share repurchase programs.

Transactions in Fund shares were as follows:

	NASDAQ Premium Income & Growth (QQQX)		Dow 30SM Premium & Dividend Income (DPD)		Dow 30SM Enhanced Premium & Income (DPO)
	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/11	Year Ended 12/31/10
Shares issued to shareholders due to reinvestment of distributions	—	—	42,268	104,158	178,414	114,689

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions, where applicable) for the fiscal year ended December 31, 2011, were as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Purchases	$140,851,112	$—	$8,018,832
Sales and maturities	157,459,671	9,574,436	8,904,311

Transactions in call options written during the fiscal year ended December 31, 2011, were as follows:

	NASDAQ Premium Income & Growth (QQQX)		Dow 30SM Premium & Dividend Income (DPD)		DOW 30SM Enhanced Premium & Income (DPO)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Outstanding, beginning of year	600	$2,545,292	15,800	$1,051,663	36,000	$2,396,760
Options written	3,500	11,746,935	140,600	9,379,358	336,000	22,432,342
Options terminated in closing purchase transactions	(3,900)	(13,545,631)	(46,300)	(3,615,716)	(109,200)	(8,628,635)
Options expired	—	—	(95,100)	(5,802,365)	(226,800)	(13,769,410)
Outstanding, end of year	200	$746,596	15,000	$1,012,940	36,000	$2,431,057

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

At December 31, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Cost of investments	$219,142,942	$138,834,198	$307,894,528
Gross unrealized:
Appreciation	60,481,610	45,050,532	41,031,877
Depreciation	(16,219,886)	(9,638,978)	(40,660,178)
Net unrealized appreciation (depreciation) of investments	$44,261,724	$35,411,554	$371,699

Permanent differences, primarily due to net operating losses and tax basis earning and profits adjustments, resulted in reclassifications among the Funds' components of net assets at December 31, 2011, the Funds' tax year-end, as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Paid-in surplus	$(8,792,975)	$(821,457)	$(15,797,248)
Undistributed (Over-distribution of) net investment income	22,916,046	818,952	15,046,593
Accumulated net realized gain (loss)	(14,123,071)	2,505	750,655

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2011, the Funds' tax year end, were as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Undistributed net ordinary income	$—	$—	$—
Undistributed net long-term capital gains	—	—	—

The tax character of distributions paid during the Funds' tax years ended December 31, 2011 and December 31, 2010, was designated for purposes of the dividends paid deduction as follows:

2011	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Distributions from net ordinary income*	$8,674,752	$3,632,689	$19,686,916
Distributions from net long-term capital gains**	14,123,696	—	—
Return of capital	—	10,343,834	6,910,353

*  Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributable to realized gains.

**  The fund designated as long term capital gain dividend pursuant to Internal Revenue code section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2011.

Nuveen Investments

2010	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Distributions from net ordinary income*	$—	$4,102,297	$17,310,225
Distributions from net long-term capital gains	—	—	—
Return of capital	23,314,917	10,625,600	10,867,638

*  Net ordinary income consists of net taxable income derived from dividends, interest, and current year earnings and profits attributable to realized gains.

At December 31, 2011, the Funds' tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Expiration:
December 31, 2017	$7,152,077	$54,893,319

During the Funds' tax year ended December 31, 2011, the Funds utilized their capital loss carryforwards as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Utilized capital loss carryforwards	$22,815,039	$820,832	$15,796,623

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by fiscal year RICs during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which RICs might be required to file amended Forms 1099 to restate previously reported distributions.

During the Funds' tax year ended December 31, 2011, there were no post-enactment capital losses generated by any of the Funds.

The Funds have elected to defer losses incurred from November 1, 2011 through December 31, 2011, the Funds' tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Post-October capital losses	$108,045	$259,308
Late-year ordinary losses	—	—

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee consists of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	NASDAQ Premium Income & Growth (QQQX) Dow 30SM Premium & Dividend Income (DPD) Dow 30SM Enhanced Premium & Income (DPO) Fund-Level Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2011, the complex-level fee rate for these Funds was .1767%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund's overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with the Sub-Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-04 ("ASU No. 2011-04") modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

IQ Investment Advisors LLC ("IQ Advisors") previously served as investment adviser to the NASDAQ Premium Income & Growth Fund Inc. (the "NASDAQ Premium Fund"), the Dow 30SM Premium & Dividend Income Fund Inc. (the "Dow 30 Fund") and the Dow 30SM Enhanced Premium & Income Fund Inc. (the "Dow 30 Enhanced Fund" and, together with the NASDAQ Premium Fund and the Dow 30 Fund, the "Funds") until the respective transition date for each Fund which occurred in October 2010 (each such date, a "Transition Date"). IQ Advisors had determined earlier in the year 2010 to discontinue the portion of its business involving the provision of investment management services to registered investment companies, such as the Funds. In order to effect an orderly transition and continue the management of each Fund without interruption, IQ Advisors recommended to the Boards of Directors (each, a "Prior Board") serving the Funds as directors at that time (each such director, a "Prior Director" and, collectively, the "Prior Directors") to consider Nuveen Asset Management (now known as Nuveen Fund Advisors, Inc.) (the "Advisor") as a candidate to assume the role of investment adviser. Accordingly, at an in-person meeting held on June 18, 2010, the Prior Directors, all of whom were not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), approved, for each Fund, a new investment management agreement (each, a "New Management Agreement") between the Fund and the Advisor and a new sub-advisory agreement (each, a "HydePark Sub-Advisory Agreement") between the Advisor and Nuveen HydePark Group, LLC ("HydePark"), which was serving as investment sub-adviser to each Fund at that time, and authorized their submission to the Funds' respective stockholders for their consideration. At their respective meetings, the Funds' stockholders, among other things, approved the respective New Management Agreements and HydePark Sub-Advisory Agreements, all of which subsequently became effective on the applicable Transition Date. In connection with the transition, the stockholders of the Funds at separate stockholders' meetings also elected a new board of directors (each, a "Board," and each new director, a "Director" and, collectively, the "Directors"), who took office as of the applicable Transition Date, and each Fund's Prior Directors resigned at such time. The considerations of the Prior Board in approving the respective New Management Agreement and HydePark Sub-Advisory Agreement are summarized in the Funds' semi-annual reports dated as of June 30, 2010.

Since the Transition Dates, in connection with an internal reorganization, each HydePark Sub-Advisory Agreement was assigned to Nuveen Asset Management, LLC ("NAM LLC") (collectively, the "Assignments"), and NAM LLC now serves as sub-adviser to each Fund. In connection with the foregoing, at a meeting held on July 25-27, 2011, the Directors, including a majority of the Directors who are not "interested persons" as defined in Section 2(a)(19) of the 1940 Act, approved the Assignments. In this regard, the Directors noted that the factors considered and determinations made by the Prior Directors at their meeting held on June 18, 2010 when they approved the HydePark Sub-Advisory Agreements should, as a general matter, still be applicable.

Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at ten. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:

■ ROBERT P. BREMNER(2)

8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council (affiliated with the Investment Company Institute.)	238

■ JACK B. EVANS

10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	238

■ WILLIAM C. HUNTER

3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	238

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):

■ DAVID J. KUNDERT(2)

10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	238

■ WILLIAM J. SCHNEIDER(2)

9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller- Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	238

■ JUDITH M. STOCKDALE

12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	238

■ CAROLE E. STONE(2)

6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	238

■ VIRGINIA L. STRINGER

8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute's Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	238

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):

■ TERENCE J. TOTH(2)

9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	238

Interested Board Member:

■ JOHN P. AMBOIAN(3)

6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	238

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:

■ GIFFORD R. ZIMMERMAN

9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	238

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):

■ WILLIAM ADAMS IV

6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); President (since August 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	133

■ CEDRIC H. ANTOSIEWICZ

1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	133

■ MARGO L. COOK

4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	238

■ LORNA C. FERGUSON

10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	238

■ STEPHEN D. FOY

5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC; (since 2010) Certified Public Accountant.	238

■ SCOTT S. GRACE

8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.	238

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):

■ WALTER M. KELLY

2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	238

■ TINA M. LAZAR

8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	238

■ KEVIN J. MCCARTHY

3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	238

■ KATHLEEN L. PRUDHOMME

3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	238

(1)  Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.

(2)  Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.

(3)  Mr. Amboian is an interested Trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid

Nuveen Investments

by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Beta: A measure of the variability of the change in the share price for a Fund in relation to a change in the value of the Fund's market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

•  Current Distribution Rate: An investment's current annualized distribution divided by its current market price.

•  Dow Jones Industrial Average: An average that tracks the performance of 30 large cap companies. Returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in this average.

•  Effective Leverage: Effective leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund's portfolio.

•  Leverage: Using borrowed money to invest in securities or other assets.

•  NASDAQ-100 Index: An index that includes 100 of the largest domestic and international nonfinancial securities listed on The Nasdaq Stock Market based on market capitalization. Returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in this index.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the Funds's liabilities, and dividing by the number of shares outstanding.

•  Regulatory Leverage: Regulatory Leverage consists of preferred shares or debt issued by the Fund. Both of these are part of the Fund's capital structure. Regulatory leverage is sometimes referred to as "40 Act Leverage" and is subject to asset coverage limits set in the Investment Company Act of 1940.

•  S&P 500 Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Additional Fund Information

Board of Directors

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and their percentages as qualified dividend income (QDI) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
QQQX	29.22%	30.65%
DPD	100.00%	100.00%
DPO	39.24%	39.24%

Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds did not repurchase any of their common shares. Any future repurchases will be reported in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $220 billion as of December 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

EAN-E-1211D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Dow 30sm Enhanced Premium & Income Fund Inc.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
December 31, 2011	$26,667	$0	$1,905	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2010 (5)	$30,528	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) “All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

(5) The fund was acquired on October 6, 2010.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, from October 6, 2010, the date the Adviser became the Fund’s investment adviser, through the fiscal year ended December 31, 2010.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and

Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
December 31, 2011	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%
December 31, 2010 (1)	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

(1) The fund was acquired on October 6, 2010.

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
December 31, 2011	$1,905	$0	$0	$1,905
December 31, 2010 (1)	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

(1) The fund was acquired on October 6, 2010.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. (“NFA”) is the registrant’s investment adviser (NFA is also referred to as the “Adviser”).  NFA is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in its portfolio and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that they are carrying out their duties.

The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. (“NFA”) is the registrant’s investment adviser (NFA is also referred to as the “Adviser”).  NFA is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen HydePark Group, LLC, as Sub-Adviser to provide discretionary investment advisory services.  Effective October 28, 2011, Nuveen HydePark Group, LLC transferred its sub-advisory agreement for the fund to its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”),  pursuant to an internal reorganization. The fund’s portfolio management team and principal investment strategies did not change as a result of the transfer.  The following section provides information on the portfolio managers at the Sub-Adviser:

Nuveen Asset Management

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES

Messrs. Keith B. Hembre, CFA, David A. Friar and James Colon, CFA are primarily responsible for the day-to-day management of the portion of the registrant’s portfolio managed by Nuveen Asset Management.

Mr. Hembre, Managing Director of Nuveen Asset Management, entered the financial services industry in 1992.  He joined Nuveen Asset Management, LLC in January 2011 following the firm’s acquisition of a portion of the asset management business of FAF Advisors, Inc. (“FAF Advisors”) and currently serves as Nuveen Asset Management’s Chief Economist & Chief Investment Strategist. Mr. Hembre previously served in various positions with FAF Advisors since 1997 where he headed the team that managed the firm’s asset allocation, international equity, quantitative equity, and index products and most recently also served as Chief Economist and Chief Investment Strategist.

Mr. Friar, Senior Vice President and Portfolio Manager of Nuveen Asset Management since January 2011, entered the financial services industry in 1998. He joined Nuveen Asset Management in January 2011 following the firm’s acquisition of a portion of the asset management business of FAF Advisors. Mr. Friar previously served in various positions with FAF Advisors since 1999 where he served as a member of FAF’s Performance Measurement group.

Mr. Colon is a portfolio manager and senior quantitative analyst for Nuveen Asset Management. His responsibilities include portfolio management, risk management and research, with a specific focus on asset allocation strategies. Prior to Nuveen Asset Management, he was a Vice President and Portfolio Manager at HydePark and at an affiliate, Nuveen Investment Solutions (“NIS”), where he managed the quantitative analysis underlying NIS’s asset allocation, alternative investment research, and risk management methods. He is a member of the CFA Institute, the CFA Society of Chicago, and the International Association of Financial Engineers.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to the Fund, as of December 31, 2011, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

		(ii) Number of Other Accounts Managed and Assets by Account Type					(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager		Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Keith Hembre	8	$1.956 billion	0	$0	4	$19,032,156	NA	NA	NA
David Friar	11	$2.740 billion	0	$0	26	$621,846,629	NA	NA	NA
James Colon	9	$1.792 billion	1	$0	5	$5,544,710	NA	NA	NA

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF DPO SECURITIES AS OF FEBRUARY 29, 2012

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Keith Hembre	X
David Friar	X
James Colon	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14 (b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dow 30sm Enhanced Premium & Income Fund Inc.

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)

Date: March 9, 2012

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: March 9, 2012